JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS A AND N

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT B

Supplement dated January 30, 2025 to the Statutory Prospectuses and

Updating Summary Prospectuses dated April 29, 2024

Changes to Variable Investment Options

This Supplement is intended for distribution with the Statutory Prospectuses and Updating Summary Prospectuses (each a “prospectus”) dated April 29, 2024 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses belong to the following policies:

Corporate VUL 03	Survivorship VUL
Corporate VUL 04	VUL Accumulator
EPVUL	VUL Protector
SPVL

Portfolio Subadviser Change

Effective on or about February 7, 2025 (the “Effective Date”), the JHVIT High Yield Trust portfolio’s “Former Subadviser” will be replaced by the “New Subadviser” indicated below:

Former Subadviser	New Subadviser
Western Asset Management Company, LLC	Manulife Investment Management (US) LLC

As a result, after the Effective Date, all references in the prospectuses to the Former Subadviser are changed to the New Subadviser, respectively.

Changes to Investment Objective

In addition, on or about the Effective Date, there is a change to the JHVIT High Yield Trust portfolio’s investment objective in the “Appendix: Portfolios Available Under the Contract” section of the prospectus.

Accordingly, the subadviser and investment objective of the JHVIT High Yield Trust Series I portfolio are deleted in the “Appendix: Portfolios Available Under the Contract” section of each prospectus and replaced with the following:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23) (%)
			1-Year	5-Year	10-Year
The fund seeks high current income. Capital appreciation is a secondary goal.	High Yield Trust – Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.86%*	13.05	4.90	3.54

* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.

You should read this supplement together with the prospectus for the contract you purchased and retain both documents for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 01/2025

333-85284	333-71136	333-85296	333-33504	333-100567
333-88748	333-100597	333-88972	333-100664